Supplement to New York Spinnaker Prospectus
Supplement dated April 30, 2014
to Prospectus dated June 16, 1997 as supplemented

Effective on or about May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management and the following ING funds offered under the contract will be renamed as follows:

Old Fund Name	New Fund Name
ING Global Resources Portfolio	Voya Global Resources Portfolio
ING JPMorgan Emerging Markets Equity Portfolio	VY JPMorgan Emerging Markets Equity Portfolio

Accordingly, any references to the above-referenced Old Fund Name in this prospectus is replaced with the New Fund Name and the following disclosure regarding the ING funds found on page 18 of the prospectus is replaced with the following.

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISER
ING Investors Trust
Voya Global Resources Portfolio	The Portfolio seeks long term capital appreciation.	Directed Services, LLC Sub-Advised by Voya Investment Management, Co. LLC
VY JPMorgan Emerging Equity Portfolio Class I	The Portfolio seeks capital appreciation.	Directed Services, LLC Sub-Advised by J.P. Morgan Investment Management Inc.